1












THE PACIFIC CORPORATE GROUP
PRIVATE EQUITY FUND

Consolidated Financial Statements and
Independent Auditors' Report

For the Year Ended March 31, 2002

INDEPENDENT AUDITORS' REPORT

The Pacific Corporate Group Private Equity Fund:

We have audited the accompanying consolidated balance sheet of The Pacific Corporate Group Private Equity Fund (the "Trust"), including the consolidated schedule of portfolio investments, as of March 31, 2002, and the related consolidated statements of operations, changes in shareholders' equity and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Pacific Corporate Group Private Equity Fund as of March 31, 2002, and the results of its operations, and its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As explained in Note 2, the consolidated financial statements include securities valued at $84,058,752 at March 31, 2002 representing 79.57% of net assets, whose values have been estimated by the Adviser Trustee in the absence of readily ascertainable market values. We have reviewed the procedures used by the Adviser Trustee in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

s/Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

May 6, 2002

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET
March 31, 2002


Assets

Portfolio investments at fair value (cost $93,169,266)                                                  $     84,058,752
Cash and cash equivalents                                                                                     21,469,585
Accrued interest receivable                                                                                       31,985
Prepaid expenses and other assets                                                                                 65,349
Distribution receivable from indirect investment                                                                 124,469
Deferred compensation plan assets, at market value                                                                40,257
                                                                                                        ----------------

Total Assets                                                                                            $    105,790,397
                                                                                                        ================


Liabilities and Shareholders' Equity

Liabilities:
Accounts payable and accrued expenses                                                                   $        100,691
Due to Independent Trustees                                                                                       51,132
                                                                                                        ----------------
   Total liabilities                                                                                             151,823
                                                                                                        ----------------

Shareholders' equity:
Shares of beneficial interest, 108,659.8075 shares issued and outstanding:
   Adviser Trustee (500 shares)                                                                                  486,098
   Beneficial Shareholders (108,159.8075 shares)                                                             105,152,476
                                                                                                        ----------------
     Total shareholders' equity                                                                              105,638,574
                                                                                                        ----------------

Total Liabilities and Shareholders' Equity                                                              $    105,790,397
                                                                                                        ================



The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS
As of March 31, 2002

                                                                                                            Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets

Direct Investments:

ADCO Global, Inc.
Raleigh, NC
Adhesives, sealants and coatings
10,000 shares of redeemable exchangeable
   cumulative preferred stock                                        $      1,000,000   $      1,000,000
100,000 shares of common stock                                              1,000,000          1,000,000
                                                                     ----------------   ----------------
                                                                            2,000,000          2,000,000        1.89%
                                                                     ----------------   ----------------
HCS Holdings, Inc.
Beaumont, TX
Home healthcare supplies
33,750 shares of Series A redeemable preferred stock                        3,375,000          3,375,000
37,500 shares of Class A common stock                                         375,000            375,000
                                                                     ----------------   ----------------
                                                                            3,750,000          3,750,000        3.55%
                                                                     ----------------   ----------------
Integra Telecom, Inc.
Portland, OR
Facilities-based, integrated communications provider
4,000,000 shares of Series F preferred stock                                4,000,000                  0
Warrant to purchase 3,561,086 shares of Class A voting
   common stock at $.001 per share, expiring 1/14/10                                0                  0
                                                                     ----------------   ----------------
                                                                            4,000,000                  0        0.00%
                                                                     ----------------   ----------------
IRMC Holdings, Inc.
Columbus, OH
Accounts receivable management and teleservices
34,654 shares of 8% Series A cumulative
   redeemable preferred stock                                               3,465,400          4,283,168
84,920 shares of Class A common stock                                       1,475,518          4,725,798
                                                                     ----------------   ----------------
                                                                            4,940,918          9,008,966        8.53%
                                                                     ----------------   ----------------
VS&A-DTN, LLC
New York, NY
Holding company for investment in Data Transmission Network Corporation, a business-to-business e-commerce and information services company serving the agriculture, weather, energy and financial services industries
1.565% membership interest in VS&A-DTN, LLC                                 3,750,000          3,750,000        3.55%

VS&A HW Holding, LLC
Washington, D.C
Holding company for investment in Hanley-Wood, LLC, a
business to business company providing publishing trade
show and related media for residential building industry
1.779% membership interest in VS&A HW Holding LLC                           3,000,000          3,000,000        2.84%


THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS, continued
As of March 31, 2002

                                                                                                            Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets

Zhone Investors VIII, LLC
Holding company for investment in Zhone Technologies, Inc., a next generation telecommunications equipment, services and solutions provider located in
Oakland, CA 69.8% Class A membership interest in Zhone Investors
   VIII, LLC                                                         $      2,791,000   $      1,395,500        1.32%
                                                                     ----------------   ----------------     --------

Total Direct Investments                                                   24,231,918         22,904,466       21.68%
                                                                     ----------------   ----------------     --------

Indirect Investments:

Alta California Partners II, L.P.                                           3,221,444          2,293,155        2.17%
$4,000,000 original capital commitment
1.783% limited partnership interest

American Securities Partners II, L.P.                                       3,859,405          3,731,180        3.53%
$5,000,000 original capital commitment
1.429% limited partnership interest

Apollo Investment Fund IV, L.P.                                             4,444,952          5,381,587        5.09%
$5,000,000 original capital commitment
..139% limited partnership interest

Atlas Venture Fund IV, L.P.                                                 1,197,523            832,653         .79%
$1,540,000 original capital commitment
..492% limited partnership interest

Aurora Equity Partners II L.P.                                              3,791,159          3,915,667        3.71%
$5,000,000 original capital commitment
..663% limited partnership interest

Bedrock Capital Partners I, L.P.                                            4,311,364          2,305,992        2.18%
$5,000,000 original capital commitment
4.189% limited partnership interest

CVC European Equity Partners II L.P.                                        5,405,647          5,249,138        4.97%
$7,500,000 original capital commitment
..397% limited partnership interest

Exxel Capital Partners V, L.P.                                              2,372,354          2,390,262        2.26%
$2,500,000 original capital commitment
..294% limited partnership interest


THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS, continued
As of March 31, 2002

                                                                                                            Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets


Fenway Partners Capital Fund II, L.P.                                $      2,584,229   $      2,015,813        1.91%
$5,000,000 original capital commitment
..550% limited partnership interest

First Reserve Fund VIII, L.P.                                               4,703,808          5,992,384        5.67%
$5,000,000 original capital commitment
..616% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.                              4,350,774          2,338,710        2.21%
$5,000,000 original capital commitment
..124% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.                          2,395,666          1,179,656        1.12%
$2,500,000 original capital commitment
..260% limited partnership interest

Parthenon Investors, L.P.                                                   2,829,528          3,205,919        3.03%
$3,500,000 original capital commitment
..990% limited partnership interest

Providence Equity Partners III, L.P.                                        2,216,346            830,906        0.79%
Providence Equity Offshore Partners III, L.P.                                 573,790            354,015        0.34%
                                                                     ----------------   ----------------     --------
$3,500,000 original capital commitment                                      2,790,136          1,184,921        1.13%
                                                                     ----------------   ----------------     --------
..372% limited partnership interest

Sentinel Capital Partners II, L.P.                                          2,736,535          3,043,354        2.88%
$5,000,000 original capital commitment
3.973% limited partnership interest

Sprout Capital VIII, L.P. (a)                                               4,574,655          2,085,407        1.97%
$5,000,000 original capital commitment
..667% limited partnership interest

Thomas H. Lee Equity Fund IV, L.P.                                          7,849,553         10,004,283        9.48%
$10,000,000 original capital commitment
..313% limited partnership interest

Triumph Partners III, L.P.                                                  3,825,527          2,849,133        2.70%
$5,000,000 original capital commitment
..831% limited partnership interest


THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS, continued
As of March 31, 2002

                                                                                                            Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets


VS&A Communications Partners III, L.P.                               $      1,693,089   $      1,155,072        1.09%
$3,000,000 original capital commitment
..350% limited partnership interest                                                                           _______
                                                                     ----------------   ----------------

Total Indirect Investments                                                 68,937,348         61,154,286       57.89%
                                                                     ----------------   ----------------     --------

Total Portfolio Investments                                          $     93,169,266   $     84,058,752       79.57%
                                                                     ================   ================     ========

(a) In November 2001, the Trust received an in-kind distribution from Sprout Capital VIII, L.P. of 935 common shares of Charles River Laboratories International, Inc. valued at $30,517 as of the distribution date. The Trust sold the Charles River Laboratories shares in November 2001 for $27,977, realizing a gain of $22,996. In December 2001, the Trust received an in-kind distribution from Sprout Capital VIII, L.P. of 892 common shares of Charles River Laboratories International, Inc. valued at $29,862 as of the distribution date. The Trust sold the Charles River Laboratories shares in December 2001 for $29,371, realizing a gain of $24,619. In February 2002, the Trust received an in-kind distribution from Sprout Capital VIII, L.P. of 881 common shares of Charles River Laboratories International, Inc. valued at $27,186 as of the distribution date. The Trust sold the Charles River Laboratories shares in February 2002 for $26,796, realizing a gain of $22,103.



The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2002


Investment Income and Expenses

Interest from short-term investments                                                                    $         681,703
                                                                                                        -----------------

Expenses:
Management fee                                                                                                  1,368,924
Legal fees                                                                                                        156,080
Accounting and administrative fees                                                                                169,732
Independent Trustee fees                                                                                           45,000
Custody fees                                                                                                       62,770
Insurance expense                                                                                                  67,179
Mailing and printing expense                                                                                       31,915
Miscellaneous                                                                                                       4,872
                                                                                                        -----------------
   Total expenses                                                                                               1,906,472
                                                                                                        -----------------

   Net investment loss                                                                                         (1,224,769)
                                                                                                        -----------------

Net Change in Net Assets from Portfolio Investments

Change in net unrealized depreciation of Direct Investments                                                    (4,577,732)
                                                                                                        -----------------
   Net change in net assets from Direct Investments                                                            (4,577,732)
                                                                                                        -----------------

Change in unrealized appreciation of Distributed Investments                                                      (63,226)
Realized gain from Distributed Investments                                                                         68,592
                                                                                                        -----------------
   Net change in net assets from Distributed Investments                                                            5,366
                                                                                                        -----------------

Change in net unrealized depreciation of Indirect Investments                                                 (10,521,086)
Expenses paid in connection with Indirect Investments                                                             (49,941)
Realized gains/income received from Indirect Investments                                                        2,261,886
                                                                                                        -----------------
   Net change in net assets from Indirect Investments                                                          (8,309,141)
                                                                                                        -----------------

Net Decrease in Net Assets Resulting from Operations                                                    $     (14,106,276)
                                                                                                        =================


The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
For the Year Ended March 31, 2002


                                                                        Adviser            Beneficial
                                                                        Trustee           Shareholders              Total

Balance as of March 31, 2001                                         $    1,086,307    $      129,524,524    $      130,610,831

Cash distribution                                                           (50,000)          (10,815,981)          (10,865,981)

Net decrease in net assets from operations:
    Pro-rata allocation                                                     (62,667)          (13,556,067)          (13,618,734)
    Carried interest allocation                                            (487,542)                    -              (487,542)
                                                                     --------------    ------------------    ------------------

Balance as of March 31, 2002                                         $      486,098    $      105,152,476(A) $      105,638,574
                                                                     ==============    ==================    ==================

(A) The net asset value per share of beneficial interest was $972.20 as of March 31, 2002. Additionally, through March 31, 2002, the Trust has made cash distributions to Beneficial Shareholders totaling $119.00 per share of beneficial interest.



The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2002

Cash Flows From Operating Activities

Net decrease in net assets from operations                                                               $    (14,106,276)

Adjustments to reconcile net decrease in net assets from operations to net cash provided from operating activities:


Net return of short-term investments                                                                           30,555,000
Cost of Direct Investments purchased                                                                           (1,140,000)
Capital contributed to Indirect Investments                                                                    (7,499,814)
Return of capital distributions received from Indirect Investments                                              1,986,330
Proceeds from the sale of Distributed Investments                                                                  84,144
Change in net unrealized depreciation of Indirect Investments                                                  10,521,086
Net change in net assets from Direct Investments                                                                4,577,732
Net change in net assets from Distributed Investments                                                              (5,366)
Decrease in accrued interest receivable                                                                            28,384
Decrease in prepaid expenses and other assets                                                                     289,641
Increase in accounts payable and accrued expenses                                                                 101,315
                                                                                                         ----------------
Net cash provided from operating activities                                                                    25,392,176
                                                                                                         ----------------


Cash Flows From Financing Activities

Cash distributions paid to shareholders                                                                       (10,865,981)
                                                                                                         ----------------
Net cash used for financing activities                                                                        (10,865,981)
                                                                                                         ----------------

Increase in cash and cash equivalents                                                                          14,526,195
Cash and cash equivalents at beginning of period                                                                6,943,390
                                                                                                         ----------------

Cash and Cash Equivalents at End of Period                                                               $     21,469,585
                                                                                                         ================


Supplemental disclosure of non-cash investing activities:

Value of in-kind distributions received from Indirect Investments                                        $         87,565
                                                                                                         ================



The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS
For the Year Ended March 31, 2002


THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE CONSOLIDATED FINANCIAL STATEMENTS.

Increase (Decrease) in Net Asset Value

Per Share Operating Performance:

Net asset value, beginning of period                                                             $      1,197.53

   Net investment loss                                                          $    (11.27)

   Net change in net assets from Portfolio Investments                              (114.06)
                                                                                -----------

Net decrease in net assets resulting from operations                                                     (125.33)

Cash distribution                                                                                        (100.00)
                                                                                                 ---------------

Net asset value, end of period                                                                   $        972.20
                                                                                                 ===============

Total investment return                                                                                 (10.47%)
                                                                                                 ==============

Ratios to Average Net Assets:

Investment expenses                                                                                      1.63%
                                                                                                 =============

Net investment loss                                                                                     (1.05%)
                                                                                                 =============

Supplemental Data:

Net assets, end of period                                                                        $     105,638,574
                                                                                                 =================

Portfolio turnover                                                                                        0.09%
                                                                                                 ==============



The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the "Trust") is a Delaware business trust, formed on September 22, 1997. The Trust, which began operations on February 9, 1998 ("Commencement of Operations"), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the "Adviser Trustee") manages the investment policies and operations of the Trust. The Adviser Trustee and four individual Trustees (collectively the "Trustees"), three of whom are not affiliated with the Adviser Trustee (the "Independent Trustees"), are responsible for the overall supervision of the Trust.

The objective of the Trust is to achieve, through selected private market equity and equity-related investments, rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through investments primarily in a portfolio of partnerships ("Indirect Investments") and, with respect to up to 25% of committed capital, direct investment in private or public operating companies ("Direct Investments"). The Trust makes certain Indirect and Direct Investments through PEF Indirect, LLC and PEF Direct, Inc., wholly owned subsidiaries of the Trust. The Fund's consolidated financial statements include the financial statements of PEF Indirect, LLC. and PEF Direct, Inc.

The Trust is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Trustees, for up to three additional one-year periods.

2.       Summary of Significant Accounting Policies

Valuation of Investments - Short-term investments are valued at amortized cost, which approximates market. Portfolio investments are carried at fair value as determined quarterly by the Adviser Trustee in accordance with procedures established by the Trustees.

In determining the fair value of the Trust's Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partner managers of such investments. The valuations provided by the general partner managers are reflected by the fair value of the Trust's capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust's allocated share of the Indirect Investment's profits and losses, including unrealized profits and losses. Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity's cash position. The Trust's capital account balance for each Indirect Investment is reviewed by the Adviser Trustee for reasonableness and the fair value of each Indirect Investment may be adjusted in the discretion of the Adviser Trustee. No such adjustments have been made as of March 31, 2002.

The fair value of Direct Investments and securities received from Indirect Investments ("Distributed Investments") is determined by the Adviser Trustee as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price for the last trading day of the accounting period, (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued at cost until significant developments affecting the portfolio company provide a basis for change in valuation. Factors to be considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company's securities and the company's earnings, sales and book value.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated. Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust's Direct Investments are restricted as to resale. Additionally, the Trust's Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Currency Risk - Although the majority of the Trust's investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than its reporting currency, the U.S. dollar. Consequently, the Trust is exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust's assets which are denominated in currencies other than the U.S. dollar.

Syndication Costs - Selling commissions of $1,926,568 and other costs associated with selling shares of the Trust totaling $568,126 have been recorded as a direct reduction to shareholders' equity since the inception of the Trust.

Income Taxes - No provision for income taxes has been made since all income and losses are allocable to the shareholders for inclusion in their respective tax returns.

Statement of Cash Flows - The Trust considers its interest-bearing account to be a cash equivalent.

Financial Instruments - The Trust carries its financial instruments at amounts which approximate fair value.

3.     Shareholders' Equity

In connection with the issuance of 108,659.8075 shares of beneficial interest (the "Shares") of the Trust, shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee. The Trust paid selling commissions of $1.9 million in connection with the sale of the shares.

4.     Management Fee

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses. Such fee is determined and payable quarterly in advance. The management fee is reduced by 100% of directors' fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

5.     Trustees

Harry G. Bubb, Alan C. Shapiro and DeWitt F. Bowman (the "Independent Trustees") and Christopher J. Bower have served as the individual trustees (the "Trustees") of the Trust since 1998.

Mr. Bubb, age 77, is Chairman Emeritus of Pacific Mutual Life Insurance Company.

Mr. Shapiro, age 56, is an Ivadelle and Theodore Johnson Professor of Banking and Finance at the Marshall School of Business, University of Southern California.

Mr. Bowman, age 71, is President of Pension Investment Consulting.

Mr. Bower, age 45, is the founder and Chief Executive Officer of Pacific Corporate Group LLC.

As compensation for services rendered to the Trust, each Independent Trustee receives $10,000 annually in quarterly installments and $500 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, the Independent Trustees also are members of the Audit Committee. As compensation for services rendered to the Trust as members of the Audit Committee, each of the Independent Trustees receives an additional $2,500 annually in quarterly installments and $250 for each Audit Committee meeting attended.

Effective January 1, 2001, the Trust established a deferred compensation plan for the benefit of the Independent Trustees, whereby the Independent Trustees may elect to defer all or a portion of their compensation for services rendered to the Trust. Such deferred compensation is invested in managed funds for the benefit of the Independent Trustees. Income earned from such funds is credited to the Independent Trustees as earned.

6.     Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust's aggregate net income and net loss from Direct Investments, other than "pari passu co-investments", and 15% from Direct Investments in "pari passu co-investments" (as described below), provided that such amount is positive. The remaining 80% and/or 85% of such amounts is allocated to all shareholders including the Adviser Trustee, pro rata based on Shares held. If the aggregate net income and net loss from Direct Investments (including "pari passu co-investments") is negative, such net income and net loss is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

"Pari passu co-investments" refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

7.     Investment Commitments

As of March 31, 2002, the Trust's unfunded investment commitments totaled $16,411,642 for Indirect Investments and $229,082 for Direct Investments.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

8.     Cash Distribution

On April 5, 2001, the Trust made a cash distribution to shareholders totaling $10,865,981 or $100 per share of beneficial interest in the Trust.

9.     Special Meeting of Shareholders

On August 2, 2001, the Trust held a special meeting of its shareholders at which a majority of the Trust's shareholders approved a new management agreement between the Trust and Pacific Corporate Group LLC. Pacific Corporate Group LLC replaced Pacific Corporate Group, Inc. as the Trust's adviser trustee. Other than the identity of the management company, the new management agreement is identical to the old management agreement in every respect, including the services provided and the fees payable thereunder. The Trust was required under the Investment Company Act of 1940 to obtain these approvals as a result of the addition of several key members of Pacific Corporate Group's management to Pacific Corporate Group's ownership structure.

The results of the voting are set forth below. (Unaudited)

         --------------------------- ---------------------------------- -----------------------------
                    For                           Against                         Abstain
         --------------------------- ---------------------------------- -----------------------------
         --------------------------- ---------------------------------- -----------------------------
                 58,442.534                        97.75                         2,106.625
         --------------------------- ---------------------------------- -----------------------------